                                                                     EXHIBIT 99d


                               ADVISORY AGREEMENT
                                    BETWEEN
                            OLDE MONEY MARKET SERIES
                                      AND
                          OLDE ASSET MANAGEMENT, INC.

     AGREEMENT made on                by and between the OLDE Money Market
Series (the "Series") of the OLDE CUSTODIAN FUND, a Massachusetts business trust, (the "Fund"), and OLDE ASSET MANAGEMENT, INC., a Michigan corporation, (the "Adviser").

     In consideration of the mutual promises and covenants hereinafter contained, the parties agree as follows:

     1. ADVISORY SERVICES: The Series hereby retains the Adviser to act, and the Adviser hereby agrees to act, as the investment adviser for the Series in accordance with the investment objectives, policies and limitations of the Series, and to administer its affairs to the extent requested by, and subject to, the supervision of the Board of Trustees of the Fund or any committee or officer acting pursuant to authority given by the Board of Trustees of the Fund. The investment of funds shall be subject to all applicable restrictions of the Agreement and Declaration of Trust, Bylaws of the Fund, the provisions of the Investment Company Act of 1940 and any rules and regulations enforced thereunder, any other applicable provision of law, and terms of the registration statements of the Fund, as amended from time-to-time, under the Securities Act of 1933 and the Investment Company Act of 1940. The Adviser shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Series in any way. The services of the Adviser to the Series under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services, or other services, to others so long as its services and fiduciary duties to the Series are not impaired. The Adviser shall at all times avoid both the existence as well as the appearance of any conflict of interest in performing services for the Series and any other entity.

     The Adviser shall arrange, if desired by the Series, for officers or employees of the Adviser to serve, without compensation from the Fund, as trustees, officers or agents of the Fund if duly elected or appointed to such positions and subject to their individual consent and/or to any limitations imposed by law.

     2. ADVISER COMPLIANCE: The Adviser agrees to abide by the Series' Policies and Procedures Governing Brokerage Transactions, which are incorporated herein by reference. This Agreement shall be performed in accordance with the requirements of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Securities Act of 1933, and the Securities Exchange Act of 1934, to the extent that the subject matter of this Agreement is within the purview of such Acts. Insofar as applicable to the Adviser as an investment adviser and affiliated person of the Fund, the Adviser shall comply with the provisions of the Investment Company Act of 1940, the Investment Advisors Act of 1940 and the respective rules and regulations of the Securities and Exchange Commission.

     The Adviser will be responsible for maintaining in escrow a shareholder account in an amount twice the deductible amount specified in the fidelity bond required by Rule 17g-1 of the Investment Company Act of 1940.

     3. ADVISER'S FEE: For the services and facilities described in Sections 1 and 2, the Fund shall pay the Adviser, at the end of each calendar month, investment management fees, computed at the annual rate of .50% of average daily net assets.

     4. LIMITATION OF EXPENSES AND FEES: The "net expenses" (defined below) of the Series in any fiscal year shall not exceed 2% of the first $10 million of average daily net assets of any series, 1/2% of the next $20 million of average daily net assets of any series and 1.0% of average daily net assets of any series over $30 million. For the purposes of this section, "net expenses" shall mean all expenses incurred by the Adviser in providing the above services to the Fund, and the Adviser's fee, but shall exclude interest, taxes, fees incurred in acquiring and disposing of portfolio securities and, to the extent permitted, extraordinary expenses of the Adviser.

     5. ADJUSTMENT, REFUND AND PRORATION OF EXPENSES AND FEES:

          a. For any month in which the net expenses of the Series exceed 1/12 of the percentage of daily net assets allowable as annual expenses for the Series, the payment to the Adviser for services rendered that month shall be reduced, and if necessary, the Adviser shall make a refund payment to the Series so that the total fee paid to the Adviser for the Series shall not cause the Series to exceed the applicable expense limitation.

          b. For the months and years in which this agreement becomes effective or is terminated, the Adviser's fee shall be prorated on a daily basis using a 365-day calendar or fiscal year.

     6. CALCULATION OF NET ASSET VALUE: The net asset value for the Series shall be calculated as provided by the Investment Company Act of 1940, the Agreement and Declaration of Trust and Bylaws of the Fund, as of the close of trading of the New York Stock Exchange on each day the Exchange is open for trading or other time as the trustees may determine. On each day when net asset value is not calculated, the net asset value of a share of beneficial interest of the Series shall be deemed to be the net asset value of such a share as of the close of business on the last day on which such calculation was made.

     7. CUSTODIAN AND TRANSFER AGENT EXPENSES: In addition to the fees of the Adviser, the Series shall assume and pay any expenses for services rendered by its custodian and transfer agent for the safekeeping of the Series' securities or other property, for keeping its books of account, and for any other charges and expenses of the custodian and transfer agent, in performing Series operations.

     The Adviser shall not be required to pay the charges and expenses of Series operations. The expenses of Series operations, unless otherwise provided, shall include but are not limited to: compensation of its trustees (other than those affiliated with the Adviser); payment of income or similar taxes, if any; charges and expenses of independent auditors, legal counsel, transfer of dividend disbursing agent(s) of the Series costs of acquiring and disposing of portfolio securities; interest, if any, on obligations incurred by the Series; fidelity bonding and other insurance; membership dues in the Investment Company Institute or any similar organization; costs of reports and notices to shareholders; any other similar expenses; all taxes and fees payable to federal, state or other government agencies on account of the registration of securities issued by the Fund; and filing of corporate documents or reports. The Series shall not pay or incur any obligation for its expenses of operation for which the Series intends to seek reimbursement from the Adviser, without first obtaining the written approval of the Adviser.

     8. ACKNOWLEDGMENT OF AFFILIATIONS: Subject to applicable statute sand regulations, it is understood that trustees, officers, or shareholders of the Series, are or may be affiliated or interested in the Adviser, as a result of being a director, officer, agent or shareholder of the Adviser. Likewise, the directors, officers, or shareholders of the Adviser may be affiliated or interested in the Series, as a result of being a trustee, officer or shareholder of the Fund.

     9. LIMITATION OF LIABILITY: The Adviser shall not be liable for any error of judgement or law, or for any loss suffered by the Series in connection with the matters to which this Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or by reason of its reckless disregard of its duties under this Agreement.

     10. EFFECTIVE DATE AND TERMS: This Agreement shall become effective on the date hereof, and shall remain in full force for a period of two (2) years from the date of its execution, unless sooner terminated as provided below. This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved, at least annually, by the Board of Trustees, including the vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act of 1940) of any such party cast in person at a meeting called for the purpose of voting on such approval or by vote of a majority of the outstanding voting securities of the Fund.

     12. TERMINATION:

          a. This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time, without the payment of any penalty by the Series or by the Adviser, on sixty (60) days written notice to the other party.

          The Series may effect termination by action of the Board of Trustees, or a vote of the majority of the outstanding shares of beneficial interest of the Series pursuant to the appropriate notice;

          b. This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding shares of common stock of the Series, in the event that a court of competent jurisdiction finds that the Adviser or any officer, or director of the Adviser, has taken any action which resulted in a breach of this Agreement by the Adviser.

          c. Termination of this Agreement shall not affect the right of the Adviser to receive payments, as limited in Section 4 and 5 and prorated in accordance with Section 5c above, on any unpaid balances of the advisers fee provided in Section 3 above.

          d. The Adviser hereby acknowledges that all records pertaining to the Series' investments are the property of the Series, and in the event that this Agreement is terminated and a transfer of investment advisory services to someone other than the Adviser or an affiliated company should ever occur, the Adviser will promptly, and at its own cost, take all steps necessary to segregate such records and deliver them to the Series.

     12. SEVERABILITY AND ENTIRE AGREEMENT: If any provision of this Agreement, or any portion thereof, shall be held to invalid, illegal or unenforceable, then the validity, legality or enforceability of the remainder of this Agreement, shall not be affected or impaired thereby. This Agreement contains the entire understanding of the parties with respect to its subject matter and supersedes all existing agreements and all other oral or written agreements between the parties concerning the subject matter hereof.

     The terms and conditions of this Agreement shall not be amended, modified, and/or waived in any way except by a writing signed by both parties.

     13. HEADINGS: The headings used in this Agreement are intended for convenience of reference only and shall not affect the interpretation of this Agreement.

     14. MISCELLANEOUS: A copy of the Declaration of Trust of OLDE Custodian Fund is on file with the Secretary of the Commonwealth of Massachusetts and notice is hereby given that the agreement has been executed on behalf of the Series by the undersigned officer of the Fund in her capacity as an officer of the Fund. The obligations of this Agreement shall only be binding upon the assets and property of the Series and shall not be binding upon any Trustee, officer or shareholder of the Fund individually.

OLDE Custodian Fund
OLDE Money Market Series



------------------------------------------------------
By: Lisa S. Fildes
Its: President



OLDE Asset Management, Inc.



------------------------------------------------------
By: Gregory A. Hohenshil
Its: President

                               ADVISORY AGREEMENT
                                    BETWEEN
                        OLDE PREMIUM MONEY MARKET SERIES
                                      AND
                          OLDE ASSET MANAGEMENT, INC.

     AGREEMENT made on        by and between the OLDE Premium Money Market
Series (the "Series") of the OLDE CUSTODIAN FUND, a Massachusetts business trust, (the "Fund"), and OLDE ASSET MANAGEMENT, INC., a Michigan corporation, (the "Adviser").

     In consideration of the mutual promises and covenants hereinafter contained, the parties agree as follows:

     1. ADVISORY SERVICES: The Series hereby retains the Adviser to act, and the Adviser hereby agrees to act, as the investment adviser for the Series in accordance with the investment objectives, policies and limitations of the Series, and to administer its affairs to the extent requested by, and subject to, the supervision of the Board of Trustees of the Fund or any committee or officer acting pursuant to authority given by the Board of Trustees of the Fund. The investment of funds shall be subject to all applicable restrictions of the Agreement and Declaration of Trust, Bylaws of the Fund, the provisions of the Investment Company Act of 1940 and any rules and regulations enforced thereunder, any other applicable provision of law, and terms of the registration statements of the Fund, as amended from time-to-time, under the Securities Act of 1933 and the Investment Company Act of 1940. The Adviser shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Series in any way. The services of the Adviser to the Series under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services, or other services, to others so long as its services and fiduciary duties to the Series are not impaired. The Adviser shall at all times avoid both the existence as well as the appearance of any conflict of interest in performing services for the Series and any other entity.

     The Adviser shall arrange, if desired by the Series, for officers or employees of the Adviser to serve, without compensation from the Fund, as trustees, officers or agents of the Fund if duly elected or appointed to such positions and subject to their individual consent and/or to any limitations imposed by law.

     2. ADVISER COMPLIANCE: The Adviser agrees to abide by the Series' Policies and Procedures Governing Brokerage Transactions, which are incorporated herein by reference. This Agreement shall be performed in accordance with the requirements of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Securities Act of 1933, and the Securities Exchange Act of 1934, to the extent that the subject matter of this Agreement is within the purview of such Acts. Insofar as applicable to the Adviser as an investment adviser and affiliated person of the Fund, the Adviser shall comply with the provisions of the Investment Company Act of 1940, the Investment Advisors Act of 1940 and the respective rules and regulations of the Securities and Exchange Commission.

     The Adviser will be responsible for maintaining in escrow a shareholder account in an amount twice the deductible amount specified in the fidelity bond required by Rule 17g-1 of the Investment Company Act of 1940.

     3. ADVISER'S FEE: For the services and facilities described in Sections 1 and 2, the Fund shall pay the Adviser, at the end of each calendar month, investment management fees, computed at the annual rate of .30% of average daily net assets.

     4. LIMITATION OF EXPENSES AND FEES: The "net expenses" (defined below) of the Series in any fiscal year shall not exceed 2% of the first $10 million of average daily net assets of any series, 1/2% of the next $20 million of average daily net assets of any series and 1.0% of average daily net assets of any series over $30 million. For the purposes of this section, "net expenses" shall mean all expenses incurred by the Adviser in providing the above services to the Fund, and the Adviser's fee, but shall exclude interest, taxes, fees incurred in acquiring and disposing of portfolio securities and, to the extent permitted, extraordinary expenses of the Adviser.

     5. ADJUSTMENT, REFUND AND PRORATION OF EXPENSES AND FEES:

          a. For any month in which the net expenses of the Series exceed 1/12 of the percentage of daily net assets allowable as annual expenses for the Series, the payment to the Adviser for services rendered that month shall be reduced, and if necessary, the Adviser shall make a refund payment to the Series so that the total fee paid to the Adviser for the Series shall not cause the Series to exceed the applicable expense limitation.

          b. For the months and years in which this agreement becomes effective or is terminated, the Adviser's fee shall be prorated on a daily basis using a 365-day calendar or fiscal year.

     6. CALCULATION OF NET ASSET VALUE: The net asset value for the Series shall be calculated as provided by the Investment Company Act of 1940, the Agreement and Declaration of Trust and Bylaws of the Fund, as of the close of trading of the New York Stock Exchange on each day the Exchange is open for trading or other time as the trustees may determine. On each day when net asset value is not calculated, the net asset value of a share of beneficial interest of the Series shall be deemed to be the net asset value of such a share as of the close of business on the last day on which such calculation was made.

     7. CUSTODIAN AND TRANSFER AGENT EXPENSES: In addition to the fees of the Adviser, the Series shall assume and pay any expenses for services rendered by its custodian and transfer agent for the safekeeping of the Series' securities or other property, for keeping its books of account, and for any other charges and expenses of the custodian and transfer agent, in performing Series operations.

     The Adviser shall not be required to pay the charges and expenses of Series operations. The expenses of Series operations, unless otherwise provided, shall include but are not limited to: compensation of its trustees (other than those affiliated with the Adviser); payment of income or similar taxes, if any; charges and expenses of independent auditors, legal counsel, transfer of dividend disbursing agent(s) of the Series costs of acquiring and disposing of portfolio securities; interest, if any, on obligations incurred by the Series; fidelity bonding and other insurance; membership dues in the Investment Company Institute or any similar organization; costs of reports and notices to shareholders; any other similar expenses; all taxes and fees payable to federal, state or other government agencies on account of the registration of securities issued by the Fund; and filing of corporate documents or reports. The Series shall not pay or incur any obligation for its expenses of operation for which the Series intends to seek reimbursement from the Adviser, without first obtaining the written approval of the Adviser.

     8. ACKNOWLEDGMENT OF AFFILIATIONS: Subject to applicable statute sand regulations, it is understood that trustees, officers, or shareholders of the Series, are or may be affiliated or interested in the Adviser, as a result of being a director, officer, agent or shareholder of the Adviser. Likewise, the directors, officers, or shareholders of the Adviser may be affiliated or interested in the Series, as a result of being a trustee, officer or shareholder of the Fund.

     9. LIMITATION OF LIABILITY: The Adviser shall not be liable for any error of judgement or law, or for any loss suffered by the Series in connection with the matters to which this Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or by reason of its reckless disregard of its duties under this Agreement.

     10. EFFECTIVE DATE AND TERMS: This Agreement shall become effective on the date hereof, and shall remain in full force for a period of two (2) years from the date of its execution, unless sooner terminated as provided below. This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved, at least annually, by the Board of Trustees, including the vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act of 1940) of any such party cast in person at a meeting called for the purpose of voting on such approval or by vote of a majority of the outstanding voting securities of the Fund.

     12. TERMINATION:

          a. This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time, without the payment of any penalty by the Series or by the Adviser, on sixty (60) days written notice to the other party. The Series may effect termination by action of the Board of Trustees, or a vote of the majority of the outstanding shares of beneficial interest of the Series pursuant to the appropriate notice;

          b. This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding shares of common stock of the Series, in the event that a court of competent jurisdiction finds that the Adviser or any officer, or director of the Adviser, has taken any action which resulted in a breach of this Agreement by the Adviser.

          c. Termination of this Agreement shall not affect the right of the Adviser to receive payments, as limited in Section 4 and 5 and prorated in accordance with Section 5c above, on any unpaid balances of the advisers fee provided in Section 3 above.

          d. The Adviser hereby acknowledges that all records pertaining to the Series' investments are the property of the Series, and in the event that this Agreement is terminated and a transfer of investment advisory services to someone other than the Adviser or an affiliated company should ever occur, the Adviser will promptly, and at its own cost, take all steps necessary to segregate such records and deliver them to the Series.

     12. SEVERABILITY AND ENTIRE AGREEMENT: If any provision of this Agreement, or any portion thereof, shall be held to invalid, illegal or unenforceable, then the validity, legality or enforceability of the remainder of this Agreement, shall not be affected or impaired thereby. This Agreement contains the entire understanding of the parties with respect to its subject matter and supersedes all existing agreements and all other oral or written agreements between the parties concerning the subject matter hereof.

     The terms and conditions of this Agreement shall not be amended, modified, and/or waived in any way except by a writing signed by both parties.

     13. HEADINGS: The headings used in this Agreement are intended for convenience of reference only and shall not affect the interpretation of this Agreement.

     14. MISCELLANEOUS: A copy of the Declaration of Trust of OLDE Custodian Fund is on file with the Secretary of the Commonwealth of Massachusetts and notice is hereby given that the agreement has been executed on behalf of the Series by the undersigned officer of the Fund in her capacity as an officer of the Fund. The obligations of this Agreement shall only be binding upon the assets and property of the Series and shall not be binding upon any Trustee, officer or shareholder of the Fund individually.

OLDE Custodian Fund
OLDE Premium
Money Market Series



------------------------------------------------------
By: Lisa S. Fildes
Its: President

OLDE Asset Management, Inc.



------------------------------------------------------
By: Gregory A. Hohenshil
Its: President

                               ADVISORY AGREEMENT
                                    BETWEEN
                     OLDE PREMIUM PLUS MONEY MARKET SERIES
                                      AND
                          OLDE ASSET MANAGEMENT, INC.

     AGREEMENT made on                by and between the OLDE Premium Plus Money
Market Series (the "Series") of the OLDE CUSTODIAN FUND, a Massachusetts business trust, (the "Fund"), and OLDE ASSET MANAGEMENT, INC., a Michigan corporation, (the "Adviser").

     In consideration of the mutual promises and covenants hereinafter contained, the parties agree as follows:

     1. ADVISORY SERVICES: The Series hereby retains the Adviser to act, and the Adviser hereby agrees to act, as the investment adviser for the Series in accordance with the investment objectives, policies and limitations of the Series, and to administer its affairs to the extent requested by, and subject to, the supervision of the Board of Trustees of the Fund or any committee or officer acting pursuant to authority given by the Board of Trustees of the Fund. The investment of funds shall be subject to all applicable restrictions of the Agreement and Declaration of Trust, Bylaws of the Fund, the provisions of the Investment Company Act of 1940 and any rules and regulations enforced thereunder, any other applicable provision of law, and terms of the registration statements of the Fund, as amended from time-to-time, under the Securities Act of 1933 and the Investment Company Act of 1940. The Adviser shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Series in any way. The services of the Adviser to the Series under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services, or other services, to others so long as its services and fiduciary duties to the Series are not impaired. The Adviser shall at all times avoid both the existence as well as the appearance of any conflict of interest in performing services for the Series and any other entity.

     The Adviser shall arrange, if desired by the Series, for officers or employees of the Adviser to serve, without compensation from the Fund, as trustees, officers or agents of the Fund if duly elected or appointed to such positions and subject to their individual consent and/or to any limitations imposed by law.

     2. ADVISER COMPLIANCE: The Adviser agrees to abide by the Series' Policies and Procedures Governing Brokerage Transactions, which are incorporated herein by reference. This Agreement shall be performed in accordance with the requirements of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Securities Act of 1933, and the Securities Exchange Act of 1934, to the extent that the subject matter of this Agreement is within the purview of such Acts. Insofar as applicable to the Adviser as an investment adviser and affiliated person of the Fund, the Adviser shall comply with the provisions of the Investment Company Act of 1940, the Investment Advisors Act of 1940 and the respective rules and regulations of the Securities and Exchange Commission.

     The Adviser will be responsible for maintaining in escrow a shareholder account in an amount twice the deductible amount specified in the fidelity bond required by Rule 17g-1 of the Investment Company Act of 1940.

     3. ADVISER'S FEE: For the services and facilities described in Sections 1 and 2, the Fund shall pay the Adviser, at the end of each calendar month, investment management fees, computed at the annual rate of .15% of average daily net assets.

     4. LIMITATION OF EXPENSES AND FEES: The "net expenses" (defined below) of the Series in any fiscal year shall not exceed 2% of the first $10 million of average daily net assets of any series, 1/2% of the next $20 million of average daily net assets of any series and 1.0% of average daily net assets of any series over $30 million. For the purposes of this section, "net expenses" shall mean all expenses incurred by the Adviser in providing the above services to the Fund, and the Adviser's fee, but shall exclude interest, taxes, fees incurred in acquiring and disposing of portfolio securities and, to the extent permitted, extraordinary expenses of the Adviser.

     5. ADJUSTMENT, REFUND AND PRORATION OF EXPENSES AND FEES:

          a. For any month in which the net expenses of the Series exceed 1/12 of the percentage of daily net assets allowable as annual expenses for the Series, the payment to the Adviser for services rendered that month shall be reduced, and if necessary, the Adviser shall make a refund payment to the Series so that the total fee paid to the Adviser for the Series shall not cause the Series to exceed the applicable expense limitation.

          b. For the months and years in which this agreement becomes effective or is terminated, the Adviser's fee shall be prorated on a daily basis using a 365-day calendar or fiscal year.

     6. CALCULATION OF NET ASSET VALUE: The net asset value for the Series shall be calculated as provided by the Investment Company Act of 1940, the Agreement and Declaration of Trust and Bylaws of the Fund, as of the close of trading of the New York Stock Exchange on each day the Exchange is open for trading or other time as the trustees may determine. On each day when net asset value is not calculated, the net asset value of a share of beneficial interest of the Series shall be deemed to be the net asset value of such a share as of the close of business on the last day on which such calculation was made.

     7. CUSTODIAN AND TRANSFER AGENT EXPENSES: In addition to the fees of the Adviser, the Series shall assume and pay any expenses for services rendered by its custodian and transfer agent for the safekeeping of the Series' securities or other property, for keeping its books of account, and for any other charges and expenses of the custodian and transfer agent, in performing Series operations.

     The Adviser shall not be required to pay the charges and expenses of Series operations. The expenses of Series operations, unless otherwise provided, shall include but are not limited to: compensation of its trustees (other than those affiliated with the Adviser); payment of income or similar taxes, if any; charges and expenses of independent auditors, legal counsel, transfer of dividend disbursing agent(s) of the Series costs of acquiring and disposing of portfolio securities; interest, if any, on obligations incurred by the Series; fidelity bonding and other insurance; membership dues in the Investment Company Institute or any similar organization; costs of reports and notices to shareholders; any other similar expenses; all taxes and fees payable to federal, state or other government agencies on account of the registration of securities issued by the Fund; and filing of corporate documents or reports. The Series shall not pay or incur any obligation for its expenses of operation for which the Series intends to seek reimbursement from the Adviser, without first obtaining the written approval of the Adviser.

     8. ACKNOWLEDGMENT OF AFFILIATIONS: Subject to applicable statute sand regulations, it is understood that trustees, officers, or shareholders of the Series, are or may be affiliated or interested in the Adviser, as a result of being a director, officer, agent or shareholder of the Adviser. Likewise, the directors, officers, or shareholders of the Adviser may be affiliated or interested in the Series, as a result of being a trustee, officer or shareholder of the Fund.

     9. LIMITATION OF LIABILITY: The Adviser shall not be liable for any error of judgement or law, or for any loss suffered by the Series in connection with the matters to which this Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or by reason of its reckless disregard of its duties under this Agreement.

     10. EFFECTIVE DATE AND TERMS: This Agreement shall become effective on the date hereof, and shall remain in full force for a period of two (2) years from the date of its execution, unless sooner terminated as provided below. This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved, at least annually, by the Board of Trustees, including the vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act of 1940) of any such party cast in person at a meeting called for the purpose of voting on such approval or by vote of a majority of the outstanding voting securities of the Fund.

     12. TERMINATION:

          a. This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time, without the payment of any penalty by the Series or by the Adviser, on sixty (60) days written notice to the other party.

          The Series may effect termination by action of the Board of Trustees, or a vote of the majority of the outstanding shares of beneficial interest of the Series pursuant to the appropriate notice;

          b. This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding shares of common stock of the Series, in the event that a court of competent jurisdiction finds that the Adviser or any officer, or director of the Adviser, has taken any action which resulted in a breach of this Agreement by the Adviser.

          c. Termination of this Agreement shall not affect the right of the Adviser to receive payments, as limited in Section 4 and 5 and prorated in accordance with Section 5c above, on any unpaid balances of the advisers fee provided in Section 3 above.

          d. The Adviser hereby acknowledges that all records pertaining to the Series' investments are the property of the Series, and in the event that this Agreement is terminated and a transfer of investment advisory services to someone other than the Adviser or an affiliated company should ever occur, the Adviser will promptly, and at its own cost, take all steps necessary to segregate such records and deliver them to the Series.

     12. SEVERABILITY AND ENTIRE AGREEMENT: If any provision of this Agreement, or any portion thereof, shall be held to invalid, illegal or unenforceable, then the validity, legality or enforceability of the remainder of this Agreement, shall not be affected or impaired thereby. This Agreement contains the entire understanding of the parties with respect to its subject matter and supersedes all existing agreements and all other oral or written agreements between the parties concerning the subject matter hereof.

     The terms and conditions of this Agreement shall not be amended, modified, and/or waived in any way except by a writing signed by both parties.

     13. HEADINGS: The headings used in this Agreement are intended for convenience of reference only and shall not affect the interpretation of this Agreement.

     14. MISCELLANEOUS: A copy of the Declaration of Trust of OLDE Custodian Fund is on file with the Secretary of the Commonwealth of Massachusetts and notice is hereby given that the agreement has been executed on behalf of the Series by the undersigned officer of the Fund in her capacity as an officer of the Fund. The obligations of this Agreement shall only be binding upon the assets and property of the Series and shall not be binding upon any Trustee, officer or shareholder of the Fund individually.

OLDE Custodian Fund
OLDE Premium Plus
Money Market Series



------------------------------------------------------
By: Lisa S. Fildes
Its: President


OLDE Asset Management, Inc.



------------------------------------------------------
By: Gregory A. Hohenshil
Its: President